UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: February 22, 2010

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

445 Park Avenue, New York, New York  10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 22, 2010, and as a result of the preparation of the responses to comments China North East Petroleum Holdings Limited (the “Company”) received from the Securities and Exchange Commission (the “SEC”) in connection with the SEC’s review of the Company’s Form 10-K for the year ended December 31, 2008, the Company determined that the Company’s financial statements for the year ended December 31, 2008, and each interim quarter within that year, and for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 should no longer be relied upon as a result of certain non-cash errors contained therein regarding the accounting for: (i) warrants issued in conjunction with certain financings in 2008 and 2009, which warrants should have been classified according to EITF-0019 as liability instruments rather than equity instruments; (ii) interest expense calculated using the effective interest method that should have been recorded in each of the reporting periods in question, arising from those certain financings in 2008 and 2009; (iii) changes in the fair value of the reclassified warrants; (iv) ceiling test impairment calculations prepared by the Company for the reporting periods ended December 31, 2008 and March 31, 2009; (v) depreciation, depletion and amortization expenses related to the Company’s oil and gas properties, net; (vi) recognition of employee stock-based compensation expense; and (vii) a March 5, 2009 modification of the February 28, 2008 secured debenture, which modification should have been treated as an extinguishment pursuant to EITF 96-19.

The Company is currently evaluating the cumulative impacts of these non-cash charges to the financial statements for the reporting periods in question, and will issue further disclosure detailing the impact and the net result of these changes to the financial statements as soon as possible.  The Company is preparing amended reports for the December 31, 2008 Form 10-K and 2008 and 2009 Forms 10-Q in question, including restated financial statements, and will file those amended reports with the SEC when they are completed.  As all of the errors noted herein are non-cash charges, the Company will not report any change to its previously disclosed revenues, cash balances or liquidity and capital resources disclosures.

The audit committee of the Company’s board of directors has discussed the forgoing matters with the Company’s Chief Financial Officer and its current and former independent registered public accounting firms.

Statements in this report, including but not limited to those relating to the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, including the impact of the restatement, timing of filings with the SEC and other statements that are not historical facts are forward-looking statements that are based on current expectations.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include delays and uncertainties that may be encountered in connection with the restatement, final audits and reviews by the Company and its auditors, and other risks described in the Company’s annual report on Form 10-K for the year ended December 31, 2008 and its other filings with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.  Investors should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no duty to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: February 23, 2010	By:	/s/ Wang Hongjun
Wang Hongjun
President, Chairman and Chief Executive Officer